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                                                                   EXHIBIT 10.7




                               DATED 24 JUNE, 1996


                        PERPETUAL TRUSTEE COMPANY LIMITED
                                (ACN 000 001 007)
                                   (`TRUSTEE')


                      WESTFIELD AMERICA MANAGEMENT LIMITED
                                (ACN 072 780 619)
                                   (`MANAGER')


                           CENTERMARK PROPERTIES, INC.
                                 (`CENTERMARK')




                                DEED OF VARIATION
                              (SPECIAL OPTION DEED)




                                 MINTER ELLISON
                                     Lawyers
                             Minter Ellison Building
                                 44 Martin Place
                                 SYDNEY NSW 2000
                                  DX 117 SYDNEY
                             Telephone (02) 210 4444
                             Facsimile (02) 235 2711
                              Ref: LRB: GS:10418404


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          (ii)      unless such transfer is of Units with a purchase price of
                    not less than US$250,000 to an `ACCREDITED INVESTOR' (as defined below), the receipt by the Manager of an opinion of counsel acceptable to the Manager that such reoffer, resale, pledge or transfer is in compliance with the Securities Act;

     (d)  to the Trustee, the Manager or its affiliates; and

     in each case, in accordance with any applicable securities laws of any State or the United States of America or any other applicable jurisdiction.

4. So long as the foregoing restrictions are required to be noted in the Unit register, the undersigned will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth above.

5. We understand that, on any proposed reoffer, resale, pledge or transfer of any Units, we will be required to furnish to the Manager and the registrar and transfer agent for the Units, such certification and other information as the Manager may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and the provisions of the Special Option Deed pursuant to which the Units were issued. We further understand that the foregoing restrictions will be noted in the Unit register.

     [Insert applicable paragraph.]

6. [We are an institutional `ACCREDITED INVESTOR' (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and expreience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Units, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.]

7.   [insert applicable paragraph]

     [We are acquiring the Units purchased by us for our own account or for one or more accounts (each of which is an `ACCREDITED INVESTOR') as to each of which we exercise sole investment discretion and for each of which we are acquiring Units with a purchase price of not less than US$250,000 in each case for investment and not with a view to, or for sale in connection with any distribution thereof within the meaning of the Securities Act.]

     [We have delivered to the Manager an opinion of counsel acceptable to the Manager that such offer, sale, pledge or transfer of the Units to us is in compliance with the Securities Act.]

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                                        2

2.   AMENDMENT OF ORIGINAL DEED

2.1 Trustee, Manager and CenterMark agree that the Original Deed is hereby varied as follows:

     (a)  amendment to the definition of `RECONSTRUCTION' as follows:

          (i) inserting the word `ordinary' before the word `periodic' in the third line;

          (ii) deleting the word `of before the word `units' in the fifth line and replacing it with the word `or' and

          (iii) deleting the words `a regular' in the seventh line and replacing it with the word `ordinary'

     (b)  amendment to CLAUSE 2.4 as follows:

          (i)       deleting CLAUSE 2.4(b), and

          (ii)      re-numbering CLAUSE 2.4(c), CLAUSE 2.4(b),

     (c)  amendment to CLAUSE 7.1 as follows:

          (i)       inserting before the word `in' in the first line the words:

                    `(INCLUDING FOR THIS PURPOSE THE SPECIAL OPTIONHOLDERS)';
                    and

          (ii) inserting before the word `party' in the second last line the word `such';

     (d)  inserting at the end of CLAUSE 7.2(b) the words:

          ; PROVIDED THAT A SPECIAL OPTIONHOLDER WILL NOT BEAR ANY ALLOCATION OF EXPENSE IN EXCESS OF ITS PRO RATA INTEREST IN CENTERMARK.

     (e)  amendment to CLAUSE 9.2(b) as follows:

          (i)       inserting at the end the words `; or'; and


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                                        3

          (ii)      inserting a new CLAUSE 9.2(c) as follows:

                    `(c) THE EXERCISE OF THE SPECIAL OPTIONS'

     (f) amendment to CLAUSE 13.1(a) by deleting the words `CLAUSE 14' in the first line and substituting the words `CLAUSE 13';

     (g) amendment to CLAUSE 13.3 by inserting before the word `notice' in the first line the words:

          `NOTICES DELIVERED HEREUNDER, INCLUDING ANY';

     (h) amendment to the SPECIAL OPTION TERMS contained in the Schedule to the Deed as follows:

          (i) deleting from the second last line of CLAUSE 3 the words `SECTION 66(a)(1)' and substituting the words `SECTION 66(2)(a)'; and

          (ii) deleting the words `the First or Third Quarter' in the third last line of CLAUSE 6.4 and substituting the words `a Quarterly', and

          (iii)     inserting a new CLAUSE 12 as follows:

          `12  OEF ELECTION

          IF A SPECIAL OPTIONHOLDER INTENDS TO MAKE THE ELECTION PROVIDED FOR IN
          SECTION 1295(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (`CODE'), THEN SUCH SPECIAL OPTIONHOLDER SHALL SO NOTIFY THE MANAGER AND THE TRUSTEE AND THE MANAGER SHALL BE REQUIRED, AT WAT'S EXPENSE, TO TAKE SUCH ACTIONS AS MAY BE REQUIRED BY THE CODE AND THE AUTHORITIES THEREUNDER TO HAVE WAT BE TREATED AS A QUALIFIED ELECTING FUND (WITHIN THE MEANING OF SECTION 1295 OF THE CODE) WITH RESPECT TO A UNITHOLDER OR SPECIAL OPTIONHOLDER THAT MAKES THE ELECTION PROVIDED FOR UNDER SECTION 1295(b) OF THE CODE.'

     (i)  amendment to Annexure A to the Schedule as follows:

          (i) deleting the words `SECTION 66(1)(a)' from the last line of PARAGRAPH (b) and substituting the words `SECTION 66(2)(a)'; and



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                                        4

          (ii) deleting the words in parenthesis in the first line of PARAGRAPH (C) and substituting the words

                    `(SUBJECT TO PARAGRAPH 6.2 OF THE SPECIAL OPTION TERMS)'.

2.2. Except as amended pursuant to CLAUSE 2.1 of this Deed, the parties agree that the terms of the Original Deed shall continue to have full force and effect.

1.   FURTHER ASSURANCES

     Each party must:

     (a) use its reasonable efforts to do all things necessary or desirable to give full effect to this Deed, and

     (b) refrain from doing anything that might hinder performance of this Deed.

4.   COUNTERPARTS

     (a) This Deed may be executed in one or more counterparts, each of which will be deemed an original but all of which will constitute one and the same instrument.

     (b) If this Deed is executed in counterparts, it will take effect from the date and time at which the last party signs a counterpart of this Deed.

EXECUTED as a deed.

THE COMMON SEAL of PERPETUAL               )
TRUSTEE COMPANY LIMITED is                 )
affixed in accordance with its articles of )
association in the presence of             )


    /s/ Gregory John Thomas                      /s/ Richard John Atkinson
----------------------------------           ---------------------------------
Secretary                                    Director

      Gregory John Thomas                          Richard John Atkinson
----------------------------------           ---------------------------------
Name of secretary (print)                    Name of director (print)



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                                        5

THE COMMON SEAL OF WESTFIELD                   )
AMERICA MANAGEMENT LIMITED                     )
is affixed in accordance with its articles of  )
association in the presence of                 )


    /s/ Timothy Walsh                        /s/ Stephen Johns
---------------------------------            ----------------------------------
Secretary                                    Director


        Timothy Walsh                            Stephen Johns
---------------------------------            ----------------------------------
Name of secretary (print)                    Name of director (print)


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                                        6


SIGNED by CENTERMARK                         )
PROPERTIES, INC. through its duly            )
authorised representative [         ] in the )
presence of



    /s/ Peter Schwartz                  /s/ Peter Lowy, Executive Vice President
---------------------------------       ----------------------------------------
Signature of witness                    CENTERMARK PROPERTIES, INC.


        Peter Schwartz
---------------------------------
Name of witness (print)